UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 8, 2024
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GoodRx Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (855) 268-2822
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
Director Election
As previously disclosed in the Current Report on the Form 8-K filed by GoodRx Holdings, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on March 14, 2024, Stephen LeSieur resigned as a member of the
Board of Directors of the Company (the “Board”), effective as of March 14, 2024.
On July 8, 2024, the Board, upon the recommendation of its Nominating and Corporate Governance Committee,
elected Ian T. Clark as a Class III director, effective immediately, to fill the vacancy on the Board created by the resignation of Stephen LeSieur. As a Class III director, Mr. Clark’s term will expire at the Company’s 2026 Annual Meeting of
Stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal. The Board also appointed Mr. Clark as the Chair of the Board’s newly established Innovation Committee and as a member of the
Board’s Nominating and Corporate Governance Committee. The Board has determined that Mr. Clark qualifies as
“independent” under the rules of The Nasdaq Stock Market LLC.
There are no arrangements or understandings between Mr. Clark and any other person pursuant to which Mr. Clark was selected as a director, and there are no transactions in which the Company is a party and in which Mr. Clark has a material interest subject to disclosure under Item 404(a) of Regulation S-K. Mr. Clark has entered into the Company’s standard indemnification agreement for directors and officers, the form of which was previously filed by the Company as
Exhibit 10.1 to the Registration Statement on Form S-1/A (File No. 333-248465) initially filed by the Company with the SEC on September 14, 2020.
Director Compensation
Pursuant to the Company’s amended and restated Non-Employee Director Compensation Program (the “A&R Director
Compensation Program”), Mr. Clark was granted an initial award of restricted stock units (“RSUs”) with a value of $420,000 and a pro-rated Annual Award (as defined below) of RSUs with a value of $209,836, in each case, on the date of his election to the Board. The number of RSUs underlying each award was determined by dividing the value by the average closing price for the Company’s Class A common stock (“Common Stock”) over the 30 calendar days preceding the grant date. The initial award will vest as to one-third of the shares underlying the grant on each of the first three anniversaries of the grant date, subject to Mr. Clark’s continued service through the applicable vesting date. The pro-rated Annual Award will vest in full on the earlier of (i) June 6, 2025 and (ii) the date of the 2025 Annual Meeting of Stockholders, subject to Mr. Clark’s continued service through the applicable vesting date. Under the A&R Director Compensation Program, Mr. Clark will also be eligible to receive the following compensation as a non-employee director: (a) an annual cash retainer of $30,000 for his service on the Board (prorated based on his service during the 2024 fiscal year), (b) additional annual cash retainers of
$15,000 and $10,000 for his service as the Chair of the Innovation Committee and as a member of the Nominating and
Corporate Governance Committee (each, prorated based on his service during the 2024 fiscal year), respectively, and (c) if serving on the Board as of the date of the annual meeting of the Company’s stockholders for a given calendar year, an annual award of RSUs with a target value of $230,000 (each, an “Annual Award”) granted on such annual meeting date.
Pursuant to the Company’s Deferred Compensation Plan for Directors (the “Deferred Compensation Plan”), Mr. Clark
will be permitted to defer (i) all or a portion of his annual cash retainers (including any cash retainers for service on a committee) earned under the A&R Director Compensation Program and (ii) the settlement of any of his RSU awards granted under the A&R Director Compensation Program beyond the applicable vesting period in accordance with the terms and conditions set forth in the Deferred Compensation Plan.
Committee Composition Update
In connection with Mr. Clark’s election and other recent changes to the Board’s composition, and to enhance the
Board’s committee structure, the Board also determined to (i) combine and reconstitute its Audit Committee and Compliance
Committee into a single Audit and Risk Committee and (ii) establish a new Innovation Committee, each effective as of July
8, 2024. Following these changes, the members of each of the Board’s standing committees are as set forth in the following chart:

Name	Audit and Risk	Compensation	Innovation	Nominating and Corporate Governance
Christopher Adams		X		Chair
Trevor Bezdek				X
Julie Bradley	Chair
Ian T. Clark			Chair	X
Kelly J. Kennedy	X
Gregory Mondre		Chair
Simon Patterson			X	X
Agnes Rey-Giraud	X
Item 7.01. Regulation FD Disclosure.
A copy of the Company’s press release announcing the election of Mr. Clark as a director and his committee assignment is attached hereto as Exhibit 99.1.
The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the
Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.
The following exhibits are included with this Current Report on Form 8-K:

99.1*	Press Release, dated July 10, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
*Furnished herewith.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRX HOLDINGS, INC.

Date:	July 10, 2024	By:	/s/ Karsten Voermann
Name: Karsten Voermann Title: Chief Financial Officer